UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 28, 2017

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 28, 2017, Amazon.com, Inc. (the “Company”) completed its previously announced acquisition of Whole Foods Market, Inc., a Texas corporation (“Whole Foods Market”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 15, 2017, by and among the Company, Whole Foods Market, and Walnut Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Whole Foods Market on August 28, 2017, with Whole Foods Market continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

As a result of the Merger, each share of common stock, no par value, of Whole Foods Market (a “Whole Foods Market Share”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than Whole Foods Market Shares owned by the Company, Merger Sub, Whole Foods Market, or any of their respective direct or indirect wholly-owned subsidiaries, in each case, not held on behalf of third parties and Whole Foods Market Shares owned by shareholders who have exercised their rights as dissenting owners under Texas law) was converted into the right to receive $42.00 in cash, without interest (the “Merger Consideration”).

Each outstanding option to purchase Whole Foods Market Shares (a “Whole Foods Market Option”) granted under the Whole Foods Market 2009 Stock Incentive Plan was converted into the right to receive (without interest) an amount in cash equal to the product of (i) the number of Whole Foods Market Shares subject to the Whole Foods Market Option immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Whole Foods Market Share of such Whole Foods Market Option. All Whole Foods Market Options with an exercise price per Whole Foods Market Share greater than or equal to the Merger Consideration were canceled for no consideration.

Each outstanding restricted stock award of Whole Foods Market (a “Whole Foods Market Restricted Share Award”) was converted into the right to receive (without interest) an amount in cash equal to the number of Whole Foods Market Shares subject to such Whole Foods Market Restricted Share Award multiplied by the Merger Consideration.

Each outstanding restricted stock unit award of Whole Foods Market (a “Whole Foods Market RSU Award”) granted under the Whole Foods Market 2009 Stock Incentive Plan was converted into the right to receive (without interest) an amount in cash equal to the number of Whole Foods Market Shares subject to such Whole Foods Market RSU Award multiplied by the Merger Consideration.

Each outstanding cash-settled stock appreciation right in respect of Whole Foods Market Shares (a “Whole Foods Market SAR”) was converted into the right to receive (without interest), an amount in cash equal to the product of (i) the number of Whole Foods Market Shares subject to the Whole Foods Market SAR immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Whole Foods Market Share of such Whole Foods Market SAR. All Whole Foods Market SARs with an exercise price per Whole Foods Market Share greater than or equal to the Merger Consideration were canceled for no consideration.

The aggregate value of the consideration paid to former holders of Whole Foods Market Shares and Whole Foods Market equity awards described above in connection with the Merger was approximately $13.55 billion. The Company financed the acquisition with net proceeds from the previously disclosed debt financing.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2017.

The Merger Agreement has been incorporated by reference as an exhibit to this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Whole Foods Market, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of Whole Foods Market required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 15, 2017, among Amazon.com, Inc., Walnut Merger Sub, Inc., and Whole Foods Market, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K, filed June 16, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Shelley L. Reynolds
Shelley L. Reynolds
Vice President, Worldwide Controller

Dated: August 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 15, 2017, among Amazon.com, Inc., Walnut Merger Sub, Inc., and Whole Foods Market, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K, filed June 16, 2017).

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